UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

VIEWRAY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Thermo Fisher Way

Oakwood Village, Ohio 44146

(Address of principal executive offices, including zip code)

(440) 703-3210

(Registrant’s telephone number, including area code)

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02Results of Operations and Financial Condition.

On May 10, 2018, ViewRay, Inc. (“ViewRay”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2018. The press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of ViewRay under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.03Material Modifications to Rights of Security Holders

On May 8, 2018, ViewRay filed a Certificate of Elimination of the Series A Convertible Preferred Stock (the “Certificate of Elimination”) with the Delaware Secretary of State. The Certificate of Elimination eliminates ViewRay's Series A Convertible Preferred Stock, par value $0.01 per share, from ViewRay's certificate of incorporation. All outstanding shares of Series A Convertible Preferred Stock had been converted into an equal number of shares of common stock prior to the time of filing of the Certificate of Elimination and no shares of Series A Convertible Preferred Stock were outstanding as of such time. For clarity, ViewRay had 10,000,000 authorized and unissued shares of preferred stock, par value $0.01 per share, following the filing of the Certificate of Elimination.

A copy of the Certificate of Elimination is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.03Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 10, 2018, the Board of Directors of ViewRay adopted amended and restated by-laws (the “By-Laws”) that revised ViewRay’s existing by-laws to address certain procedural matters, including the record dates for determining the stockholders that are entitled to: (i) receive notice of any stockholder meetings or any adjournments thereof, (ii) vote at any stockholder meetings, and (iii) receive payments of dividends or other distributions or allotments of any rights, or exercise any rights in respect of any change, conversion or exchange of stock.

The foregoing description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, filed as Exhibit 3.2 hereto and is incorporated herein by reference.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

 Item 7.01Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, or incorporated by reference in any filing of ViewRay under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits.

(d)       Exhibits.

ExhibitNumber	Description
3.1	Certificate of Elimination of the Series A Convertible Preferred Stock
3.2	Amended and Restated Bylaws of ViewRay, Inc.
99.1	Press Release dated May 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWRAY, INC.

Dated: May 10, 2018	By:/s/ Chris A. Raanes Name:Chris A. Raanes Title:Chief Executive Officer